As filed with the Securities and Exchange Commission on September 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22322

Global Real Estate Investments Fund
 (Exact name of registrant as specified in charter)

5251 DTC Parkway, Suite 935
Greenwood Village, CO 80111
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(866) 622-3864
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.

GLOBAL REAL ESTATE INVESTMENTS FUND*

SEMI-ANNUAL
REPORT

JUNE 30, 2011

*EFFECTIVE AUGUST 1, 2011, THIS FUND EXISTS AS JAMES ALPHA GLOBAL REAL ESTATE
INVESTMENTS PORTFOLIO, A SERIES OF THE SARATOGA ADVANTAGE TRUST.

GLOBAL REAL ESTATE INVESTMENTS FUND
TABLE OF CONTENTS
June 30, 2011

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
(Unaudited)
June 30, 2011

To Our Shareholders:

We are pleased to submit to you our report for the six month period ended June 30, 2011.  The Fund’s net asset value per share at that date was $21.07.  In addition, two quarterly dividends of $0.35 per share each were declared for shareholders of record on March 30, 2011 and June 28, 2011 and paid on March 31, 2011 and June 29, 2011, respectively.

The cumulative total returns, including income and changes in net asset value, for the Fund and the comparative benchmark were:

	Six Months	Inception
	Ended	Through
	June 30, 2011	June 30, 2011

Global Real Estate Investments Fund	5.99%	34.88%

FTSE EPRA/NAREIT Developed Real Estate Index	6.07%	30.70%

Performance data represents past performance, which does not guarantee future results.  Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell your shares.  Current performance may differ from figures shown.  Please call (866) 622-3864 for most recent performance data.

Investment Review

Despite its generally defensive portfolio, the Global Real Estate Investments Fund (the “Fund”) performed in-line with the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”) for the first half of 2011, and continued to outperform the Index for the period since the Fund’s inception (October 26, 2009).

Global real estate stocks achieved a positive return in the first half of 2011.  They initially rose, extending a rally fueled by signs that the economic environment was improving, but reversed course in March when Japan was hit by the earthquake/tsunami.  After bottoming in mid-March, the rally resumed through the end of April, until four major factors conspired to slow the advance:  1) the European sovereign debt crisis and concerns about the potential for contagion; 2) disappointing economic reports out of the U.S. including employment and home sales; 3) rising oil and other commodity prices, and 4) investors began to anticipate the impact on global growth of a slowing in China’s economy induced by policy measures enacted to cool the rate of inflation.  Taken together, these concerns have caused a general lowering of expectations for global economic growth, albeit still positive.

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
(Unaudited)
June 30, 2011

By region, North America posted a positive return, while Europe (where the Fund benefited from its underweight position during the period) was the focus of much attention as concerns shifted from the relatively small economy of Greece to the larger ones of Ireland, Italy and Spain.  Investors worried that credit issues in peripheral European countries could spark a wider credit crisis that would test the European Central Bank's  ("ECB’s") ability—and Germany’s and France’s willingness—to provide yet another emergency loan package to the weaker countries in order to preserve the political and financial integrity of the Eurozone.

In the U.S. (where the Fund generally benefited from maintaining an overweight position throughout the period), economic reports of late have been below consensus expectations, indicating that the pace of economic recovery is once again slowing.  Non-farm payrolls in May and June disappointed as private sector hiring remained anemic while state and local governments shed jobs, and a lower unemployment of 9.2% (down from 9.3% in May) was largely the result of workers leaving the workforce, not becoming employed.

The Asia-Pacific region, by contrast, continued to demonstrate robust economic growth, notably in Singapore where the Fund maintained an overweight position.  That said, the Chinese economy appeared to decelerate later in the period as the government in Beijing introduced tightening measures in an attempt to cool demand, including demand for property.

One positive outcome of soft economic news is increased clarity that global central bank policy will remain generally accommodative.  The U.S. Federal Reserve reiterated its intention to keep rates very low for an “extended period” while also outlining its plan to maintain its investment in government and agency debt securities rather than begin to shrink its balance sheet.  The Bank of England also kept policy rates on hold, although the ECB (surprisingly) and some of the healthier Scandinavian countries raised rates during the period (including Sweden where the Fund benefited from its investment in Castellum AB).  The recent upward bias to policy rates in the Asia-Pacific region has paused as the Reserve Bank of Australia kept rates on hold in response to their strong currency and subdued consumer spending.  A delicate balance exists between Western economies which are trying to stimulate growth back to a self-sustaining pace, and Asian countries (except-Japan) which are attempting to cool economic growth, all while acting together in a global market that is increasingly interdependent.

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
(Unaudited)
June 30, 2011

From a ground-up standpoint, property fundamentals continue to gradually improve.  With the second quarter earnings reports now beginning, predominant themes are expected to include: 1) improving property-level operating metrics; 2) cautious optimism expressed by most managements; 3) asset yield compression (i.e., slightly better valuations) in most property types, and 4) continued capital-raising, both equity and debt.  Evidence of a rebound in property fundamentals varies by property type, lease length and geography, but the overall trend is clearly improving.  Among listed property companies globally, occupancy rates have recovered into the 90s, market rents have generally bottomed and are improving and balance sheets are healthy with an average debt-to-assets ratio of 39%.  Perhaps most importantly, the capital markets remained open, particularly to the higher-quality issuers, as evidenced by the approximately $140 billion of equity and debt capital raised globally by listed property companies over the past twenty-four months.  Particularly active regions included the U.S., the U.K., Australia and Singapore.

We see clear signs that commercial asset pricing has continued to move higher.  Transaction activity is picking up, albeit still at very low levels compared to history.  Yields have declined, the result of a number of factors including:  1) the improvement in credit markets, particularly for newly-issued Commercial Mortgage-Backed Securities ("CMBS"); 2) an increase in capital seeking to own attractively-priced real estate; 3) the continued low interest rate environment, and 4) the general improvement in the global economic outlook.  We estimate the global weighted average yield implied by the listed property stocks to be 6.1%, vs. peak implied yields in 2007 below 5%.  Additionally, appraisal-based yields in the direct real estate market have largely “caught up” to implied yields in the public markets, which suggests the worst is behind us.  For example, in the U.S., direct property yields are currently 6.4% vs. the 6.5% implied yield of U.S. REITs.

Investment Outlook

As we look ahead to the second half of 2011, despite the recent headwinds from higher oil and other commodity prices and Europe’s sovereign debt issues, the macroeconomic backdrop for real estate is still better than a year ago.  Economic growth is prevalent, though still fragile.  Consequently, the outlook for real estate fundamentals is expected to improve during the remainder of the year and into 2012.  Though occupancies and rents may remain soft in the remainder of 2011, with low levels of new construction and improving demand, fundamentals are expected to improve.  The deleveraging in real estate markets that began in 2009 will likely continue, which could put some constraints on growth in funds from operations.  That said, further capital raises will most likely be for acquisitions.  In this environment of low interest rates and moderate asset valuations, well-capitalized listed REITs may have acquisition opportunities that will be immediately accretive to funds from operations and net asset values.  More importantly, we think the public market will increasingly focus on the prospects of a return to more normalized growth for listed real estate companies of 8% to 9% in 2012, with potential upside should a robust acquisition environment emerge for well-capitalized listed property companies.

GLOBAL REAL ESTATE INVESTMENTS FUND
SHAREHOLDERS’ LETTER AND INVESTMENT COMMENTARY
(Unaudited)
June 30, 2011

We see further upside to dividends in 2011 and 2012.  Beginning in 2010 and continuing in 2011, we have seen many REITs restore their dividends to levels that reflect their expected earnings—as is required of REITs.  As a result, we expect dividends to grow in aggregate for the industry in 2011 and continuing into 2012.  Payout ratios (i.e., dividends divided by cash earnings) are still historically low.  For example, we estimate that the payout ratio for U.S. REITs now stands at about 66% vs. an average of 73% between 1994 and 2008.  A return to the average payout ratio would boost the current dividend yield among U.S. REITs by more than 80 basis points.

Whether through consolidation or liquidations, these difficult times will force the marginal owners of real estate from the market.  Some owners may prove too leveraged or too weak to survive.  The Darwinian process of “survival of the fittest” will create conditions for the next phase of growth of the listed property sector.  We believe that the winners of this cycle are largely going to be the opportunistic buyers capitalizing on the distress of forced sellers that run out of options.  This should contribute to upside in earnings growth and attractive total returns over the next four to six years.

Amid recent market challenges, we think it is important to put short-term developments in perspective.  As daunting as current conditions may be, we can navigate through periods of high stress and volatility by adhering to our long-term perspective.  During such times, we search for bargains that we believe may be well-positioned to become eventual winners.  While conditions are challenging, our experience gives us reason to be optimistic about the value-creating potential of owning an indirect interest in some of the highest quality income-producing real estate around the world.  Although market conditions are constantly changing, we remain committed to our disciplined investment strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We thank you for investing in the Global Real Estate Investments Fund, welcome your questions and comments, and look forward to serving your real estate investment needs in the years ahead.

Sincerely,

James S. Vitalie	Andrew J. Duffy, CFA
Chairman	President & Senior Portfolio Manager

GLOBAL REAL ESTATE INVESTMENTS FUND
PORTFOLIO PROFILE (Unaudited)
June 30, 2011

       % of Total Investments by Country*

% of Total Investments by Region*		Top Ten Holdings^

	% of Total Investments		% of Total Investments
North America	48.6%	Westfield Group	6.9%
Asia-Pacific	35.8%	Digital Realty Trust, Inc.	5.1%
Europe	15.6%	Alstria Office REIT - AG	4.2%
		Mitsubishi Estate Co. Ltd.	3.9%
		Mitsui Fudosan Co. Ltd.	3.8%
		Corporate Office Properties Trust SBI MD	3.8%
		Pebblebrook Hotel Trust	3.7%
		ProLogis, Inc.	3.7%
		Hong Kong Land Holdings Limited	3.7%
		Sun Hung Kai Properties Ltd.	3.6%
* Includes short-term investments.
^ Excludes short-term investments.

GLOBAL REAL ESTATE INVESTMENTS FUND
EXPENSE EXAMPLE (Unaudited)
June 30, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including initial sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2011 – June 30, 2011).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. The Fund charges a sales load assessed at a rate of 5.75%. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, interest expense, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBAL REAL ESTATE INVESTMENTS FUND
EXPENSE EXAMPLE (Unaudited)
June 30, 2011

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	during Period
	January 1, 2011	June 30, 2011	January 1, 2011 – June 30, 2011*

Actual	$1,000.00	$1,059.90	$14.05
Hypothetical (5% return before expenses)	$1,000.00	$1,011.16	$13.71

* Expenses are equal to the Fund's annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

GLOBAL REAL ESTATE INVESTMENTS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2011

COMMON STOCKS - 99.6%	Shares	Value
Asia-Pacific - 36.5%
Australia - 7.7%
CFS Retail Property Trust	14,000	$27,253
Commonwealth Property Office Fund	56,000	56,459
Westfield Group	100,000	928,826
		1,012,538
China - 13.5%
Champion REIT	750,000	421,180
China Overseas Land & Investment Ltd.	108,700	232,997
Hang Lung Properties Ltd.	8,270	33,902
Hong Kong Land Holdings Ltd.	70,000	498,400
Sino Land Co. Ltd.	72,000	115,286
Sun Hung Kai Properties Ltd.	32,950	479,745
		1,781,510
Japan - 10.4%
Kenedix Realty Investment Corporation	58	223,340
Mitsubishi Estate Co. Ltd.	30,000	523,944
Mitsui Fudosan Co. Ltd.	30,000	513,508
Top REIT, Inc.	20	109,807
		1,370,599
Singapore - 4.9%
Ascendas Real Estate Investment Trust	47,960	79,654
CapitaCommercial Trust	140,000	165,269
CapitaMall Trust	43,840	66,743
Mapletree Logistics Trust	300,000	224,701
Suntec Real Estate Investment Trust	90,000	109,908
		646,275
Total Asia-Pacific (Cost $4,527,439)		4,810,922

Europe - 15.9%
France - 7.2%
Fonciere Des Regions	1,200	127,121
ICADE	1,000	123,307
Klepierre	6,641	274,132
Unibail-Rodamco S.E.	1,800	416,210
		940,770
Germany - 4.2%
Alstria Office REIT - AG	37,000	558,021

Sweden - 2.4%
Castellum AB	21,000	314,741

United Kingdom - 2.1%
British Land Bank Company PLC	8,000	78,193
Great Portland Estates PLC	2,800	19,593
Hammerson PLC	10,000	77,263
Segro PLC	20,000	100,246
		275,295
Total Europe (Cost $1,893,905)		2,088,827

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2011

	Shares	Value
North America - 47.2%
United States - 47.2%
Alexandria Real Estate Equities, Inc.	3,000	$232,260
Ashford Hospitality Trust	32,000	398,400
AvalonBay Communities, Inc.	1,000	128,400
BRE Properties, Inc.	3,900	194,532
Campus Crest Communities, Inc.	25,000	323,500
Corporate Office Properties Trust SBI MD	16,500	513,315
Digital Realty Trust, Inc.	11,000	679,580
Dupont Fabros Technology, Inc.	7,000	176,400
Excel Trust, Inc.	11,042	121,793
Extra Space Storage Inc.	22,000	469,260
First Industrial Realty Trust, Inc. (a)	21,700	248,465
Getty Realty Corporation	8,000	201,840
Hersha Hospitality Trust	54,000	300,780
Pebblebrook Hotel Trust	24,900	502,731
ProLogis, Inc.	14,000	501,760
Tanger Factory Outlet Centers, Inc.	7,600	203,452
Taubman Ctrs, Inc.	8,000	473,600
UDR, Inc.	9,000	220,950
Ventas, Inc.	6,000	316,260
		6,207,278
Total North America (Cost $6,690,530)		6,207,278

TOTAL COMMON STOCKS (Cost $13,120,403 )		13,107,027

SHORT-TERM INVESTMENTS - 2.4%
North America - 2.4%
United States - 2.4%
Fidelity Institutional Money Market Portfolio - Select Class
0.08% (b)	310,629	310,629
TOTAL SHORT-TERM INVESTMENTS (Cost $310,629)		310,629

TOTAL INVESTMENTS (Cost $13,422,503) - 102.0%		$13,417,656
Liabilities in Excess of Other Assets - (2.0)%		(256,775)
NET ASSETS - 100.0%		$13,160,881

Percentages are stated as a percent of net assets.
(a) Non-income producing security.
(b) Variable rate security. The rate shown is the rate in effect at June 30, 2011.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2011

ASSETS:
Investments, at value (cost $13,422,503)	$13,417,656
Foreign currency, at value (cost $186,533)	186,967
Receivable for Fund shares sold	9,713
Receivable for investments sold	123,207
Dividends and interest receivable	40,104
Receivable from Adviser	107,927
Prepaid expenses and other assets	740
Total assets	13,886,314

LIABILITIES:
Payable for investments purchased	596,500
Payable to Custodian	8,638
Payable to Trustees	9,005
Shareholder servicing fees payable	5,314
Accrued expenses and other liabilities	105,976
Total liabilities	725,433
Net assets	$13,160,881

NET ASSETS CONSIST OF:
Capital stock	$13,093,109
Distributions in excess of net investment income	(380,321)
Accumulated net realized gain on investments, foreign currency,
and foreign currency translation	452,257
Net unrealized depreciation on investments, foreign currency,
and foreign currency translation	(4,164)
Total net assets	$13,160,881

Net assets	$13,160,881
Shares outstanding (unlimited shares authorized)	624,602
Net asset value per share	$21.07

Offering price per share ($21.07 divided by .9425)	$22.36

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $8,813)	$208,224
Interest	531
Total investment income	208,755

EXPENSES:
Investment advisory fees	60,531
Administration fees	33,132
Transfer agent fees	47,011
Professional fees	120,864
Fund accounting fees	19,370
Custodian fees and expenses	16,645
Shareholder servicing fees	12,611
Registration fees	31,775
Reports to shareholders	9,316
Trustees' fees and expenses	8,437
Other expenses	4,724
Total expenses	364,416
Reimbursement from Adviser	(225,697)
Net expenses	138,719
Net investment income	$70,036

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	$470,372
Foreign currency and foreign currency translation	(60,483)
Net realized gain	409,889
Net unrealized appreciation (depreciation) on:
Investments	(66,471)
Foreign currency and foreign currency translation	1,688
Net unrealized depreciation	(64,783)
Net realized and unrealized gain on investments, foreign currency,
and foreign currency translation	345,106
Net increase in net assets resulting from operations	$415,142

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	(Unaudited)
OPERATIONS:
Net investment income	$70,036	$53,938
Net realized gain on investments, foreign
currency, and foreign currency translation	409,889	309,382
Net unrealized appreciation (depreciation) on
investments, foreign currency, and foreign
currency translation	(64,783)	58,301
Net increase in net assets resulting from operations	415,142	421,621

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(394,351)	(142,715)
From net realized gains	-	(248,006)
Total distributions	(394,351)	(390,721)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,668,163	2,300,545
Proceeds from shares issued to holders in
reinvestment of dividends	332,970	241,145
Cost of shares redeemed*	(180,379)	(74,069)
Net increase in net assets
from capital share transactions	9,820,754	2,467,621

TOTAL INCREASE IN NET ASSETS:	9,841,545	2,498,521

NET ASSETS
Beginning of period	3,319,336	820,815
End of period (including distributions in
excess of net investment income of $380,321
and $56,006, respectively)	$13,160,881	$3,319,336

CHANGES IN SHARES OUTSTANDING:
Shares sold	455,881	111,905
Shares issued to holders in
reinvestment of dividends	15,922	11,791
Shares redeemed	(8,791)	(3,379)
Net increase in shares outstanding	463,012	120,317
Shares outstanding at beginning of period	161,590	41,273
Shares outstanding at end of period	624,602	161,590

* Net of redemption fees of $2,857 for the six months ended June 30, 2011 and $1,442 for the year ended December 31, 2010

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
FINANCIAL HIGHLIGHTS

				For the Period
	For the Six Months Ended		For the Year	from October 26, 2009^
	June 30, 2011		Ended	through
	(Unaudited)		December 31, 2010	December 31, 2009

Per Share Data(1):
Net asset value, beginning of period	$20.54		$19.89	$18.55

Income from investment operations:
Net investment income(2)	0.15		0.50	0.12
Net realized and unrealized gains
on investments	1.07		2.98	1.32
Total from investment operations	1.22		3.48	1.44

Redemption fees	0.01		0.00 (7)	-

Less distributions:
From net investment income	(0.70)		(1.20)	(0.10)
From net realized gains	-		(1.63)	-
Total distributions	(0.70)		(2.83)	(0.10)
Net asset value, end of period	$21.07		$20.54	$19.89

Total return(3)	5.99	%(4)	18.08%	7.76	%(4)

Supplemental data and ratios(6):
Net assets, end of period	$13,160,881		$3,319,336	$820,815
Ratio of expenses to average net assets:
Before expense reimbursement	7.23	%(5)	24.90%	321.65	%(5)
After expense reimbursement	2.75	%(5)	2.75%	2.75	%(5)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(3.09	)% (5)	(19.71)%	(313.70	)% (5)
After expense reimbursement	1.39	%(5)	2.44%	5.20	%(5)
Portfolio turnover rate	220	%(4)	848%	206	%(4)

^ Commencement of operations.
(1) For a share outstanding throughout the period. Rounded to the nearest cent.
(2) Calculated based on average shares outstanding during the period.
(3) The total return calculation does not reflect the front end sales charge.
(4) Not annualized.
(5) Annualized.
(6) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(7) Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

1.  Organization

On July 28, 2011, shareholders of the Global Real Estate Investments Fund (the "Fund") approved the Fund’s reorganization and merger into the Saratoga Advantage Trust. As of August 1, 2011, the Fund ceased to exist and all shareholder accounts were transferred into the James Alpha Global Real Estate Portfolio, a series of the Saratoga Advantage Trust. The Fund’s management team and objectives remained the same.

The financial data presented in this semi-annual report is as of June 30, 2011. Since the date of the reorganization and merger, much of the information provided in this report has changed. Some key charges which occurred as a result of the two shareholder proxy votes held in 2011 are detailed in the table below. This is not meant to be an exhaustive list, but an overview of the material changes the Fund has gone through as a result of these two shareholder actions:

	From Fund’s Inception through May 12, 2011	From May 13th, 2011 – July 31, 2011	From August 1, 2011 through the printing of this report
Fund Name	GLOBAL REAL ESTATE INVESTMENTS FUND	GLOBAL REAL ESTATE INVESTMENTS FUND	JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
Investment Advisor	Ascent Investment Advisors, LLC	Ascent Investment Advisors, LLC	Ascent Investment Advisors, LLC
Portfolio Manager	Andrew J. Duffy, CFA	Andrew J. Duffy, CFA	Andrew J. Duffy, CFA
Minimum Investment	$1,000	$1,000	$2,500
Trust	Own	Own	A series in the Saratoga Advantage Trust
Structure	Closed-end Interval Fund	Open-end Fund	Open-end Fund
Share Classes	A	A	A and I
Symbol	JAREX	JAREX	JAREX / JARIX
CUSIP	37494W105	37494W105	803431428 / 803431410

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

	From Fund’s Inception through May 12, 2011	From May 13th, 2011 – July 31, 2011	From August 1, 2011 through the printing of this report
12b-1 Plan	No	No	Yes
Servicing Fee	25 bps	25 bps	15 bps
Transfer Agent & Administrator	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC	Gemini Fund Services, LLC
Custodian	U.S. Bank, NA	U.S. Bank, NA	Bank of NY Mellon
Counsel	Blank Rome LLP	Blank Rome LLP	Dechert LLP
Auditor	Ernst & Young LLP	Ernst & Young LLP	Tait, Weller & Baker LLP
Distributor	Ascent Real Estate Securities, LLC	Ascent Real Estate Securities, LLC	Northern Lights Distributors, LLC

The Fund is a continuously offered, diversified, open-end management investment company. The Fund was organized as a Delaware statutory trust on June 16, 2009 and commenced investment operations in October 2009. The Fund was originally formed as a closed-end management investment company and operated as an interval fund. The shareholders approved the conversion of the Fund to an open-end management investment company on March 24, 2011. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). The Fund is managed by Ascent Investment Advisors, LLC (the “Adviser”). The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income-producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. Until May 13, 2011, the Fund was an interval fund and, as such, had adopted a fundamental policy that it would make quarterly repurchase offers for no less than 5% of the shares outstanding at net asset value. The Fund was able to deduct a repurchase fee from the repurchase proceeds equal to 2% of the proceeds as additional paid-in capital, to compensate the Fund for expenses directly and indirectly related to the repurchase. The repurchase offers were suspended by the Board of Trustees at the February 15, 2011 meeting, pending the outcome of the proxy vote of shareholders to convert to an open end fund.  Before May 13, 2011, investments were subject to a maximum sales load of 7.25%.  As of May 13, 2011, investments are subject to a maximum sales load of 5.75%.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Use of Estimates
The accompanying financial statements are prepared in accordance with U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value and Security Valuation
The Fund’s net asset value of shares is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE"). For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price on the day the valuation is made.

If no sales are reported on a particular day, the securities are valued at the mean of the closing bid and asked prices on that day. Securities trading on the NASDAQ are valued at the closing price. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Trustees deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. If no bid or asked prices are quoted on a particular day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.   Debt obligations with maturities of less than 60 days are valued at amortized cost. Investments in money market funds are valued at net asset value.

Valuation Measurements
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

•
Level 1 - Quoted prices in active markets for identical securities. A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Equity securities (common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2011:

Security Classification	Level 1	Level 2	Level 3
Common Stocks(a)	$13,107,027	$-	$-
Short-Term Investments	310,629	-	-
Total	$13,417,656	$-	$-
(a)  For detail of common stocks by geographic classification, please refer to the Schedule of Investments.

The Fund did not invest in Level 3 securities during the period.  There were no transfers into or out of Level 1 or 2 during the period.

Security Transactions and Investment Income
Security transactions are recorded on the date on which securities are purchased or sold for financial reporting purposes. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Foreign Currency
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes, the Fund isolates realized gains or losses resulting from changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities; however, the Fund does not isolate unrealized gains or losses resulting from changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2011, foreign currency holdings consisted of multiple denominations.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

Federal Income Taxes
No provision has been made for federal income taxes as it is the intention and policy of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of June 30, 2011, open federal tax years include the tax years ended December 31, 2009 through 2010.

Dividends and Distributions to Shareholders
Prior to converting to an open-end fund, the Fund intended to make a level dividend distribution each quarter to its shareholders of the net investment income after payment of operating expenses. The level dividend rate was discussed and reviewed by the previous Board. The Fund’s final distribution for each calendar year will include any remaining taxable income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any calendar year exceed taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

Other
The Fund receives distributions from holdings in Real Estate Investment Trusts (“REITs”) which report information on the character components of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on management’s estimates. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

3.  Fees and Transactions with Affiliates

Previously, the Fund had agreed to pay the Adviser, as compensation under the Investment Management Agreement, a monthly management fee computed at the annual rate of 1.20% of the daily net assets of the Fund for the first $250,000,000 of the Fund’s net assets. The management fee would have decreased if the net assets of the Fund had increased over $250,000,000. The previous applicable annual rate of the management fee according to the Fund’s net assets is set forth in the following schedule:

Up to and including $250,000,000	1.20%

Next $249,999,999
(Assets from $250,000,001-$500,000,000)	1.10%

Next $499,999,999
(Assets from $500,000,001- $1,000,000,000)	1.00%

Next $999,999,999
(Assets from $1,000,000,001-$2,000,000,000)	0.90%

Assets over $2,000,000,000	0.80%

On August 1, 2011, the Fund changed its advisory fee, incorporating different breakpoints:

Up to and including $500,000,000	1.20%

Next $499,999,999
(Assets from $500,000,001-$1,000,000,000)	1.10%

Next $999,999,999
(Assets from $1,00,000,001- $2,000,000,000)	1.00%

Next $999,999,999
(Assets from $2,000,000,001-$3,000,000,000)	0.90%

Assets over $3,000,000,000	0.80%

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

Previously, the Adviser and the Fund had entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, Acquired Fund Fees and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund's average daily net assets (the "Expense Limitation").

Previously, in consideration of the Adviser's agreement to limit the Fund's expenses, the Fund had agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses would be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement would not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement continues to remain in effect unless and until the Board approves its modification or termination.  For the six months ended June 30, 2011, the Adviser waived investment advisory fees and other expenses totaling $225,697.

The following table shows the waived expenses and the corresponding expiration dates:

Year of Expiration	Waived Expenses
12/31/2012	$174,165
12/31/2013	$490,067

The owner of all of the outstanding membership interests in the Adviser has entered into an agreement which resulted in a change of control of the Adviser.  The previous Board approved a new Investment Advisory Agreement in light of this change of control.

The previous distributor, Ascent Real Estate Securities, LLC (the “Distributor”) served as the Fund’s distributor. The Distributor was permitted to engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business. The Distributor was also permitted to enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.  In addition to the total sales load, the Fund paid the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund. For the six months ended June 30, 2011, the Distributor received $32,274 from sales loads from the Fund.

As of June 30, 2011, the Fund had a single shareholder, Denis J. Nayden, who held 54.73% of the outstanding shares of the Fund.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

4.  Federal Tax Information

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences, such as foreign currency translations, passive foreign investment company holdings ("PFIC"), re-characterization of REIT distributions, post-October losses, and losses deferred due to wash sales.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.  Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2010, the following reclassifications were made:

Capital Stock	Distributions in excess of net investment income	Accumulated net realized gain on investments, foreign currency, and foreign currency translation
$ (1)	$ 35,098	$ (35,097)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the six months ended June 30, 2011, the year ended December 31, 2010 and the period ended December 31, 2009 were as follows:

	2011	2010	2009
Distributions paid from:
Ordinary income	$394,351	$390,222	$3,696
Long-term capital gains	-	499	-
	$394,351	$390,721	$3,696

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$3,347,888
Gross unrealized appreciation	66,576
Gross unrealized depreciation	(70,674)
Net unrealized depreciation	$(4,098)

Undistributed ordinary income	$45,802
Undistributed long-term capital gains	6,473
Total distributable earnings	$52,275

Other accumulated loss	$(1,196)

Total accumulated earnings	$46,981

At December 31, 2010, the Fund deferred, on a tax basis, post-October losses of $191 from foreign currency transactions. The difference between the tax cost of investments and the cost of investments in accordance with U.S. GAAP is primarily due to the tax treatment of wash sale losses, distributions from real estate investment trusts and mark-to-market of investments in PFIC’s.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company ("RIC") during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

5.  Changes to the Board of Trustees

On January 13, 2011, the previous Nominating Committee met and elected Mr. William Steward to fill the vacancy on the Board created by the death in October 2010 of the former Chairman of the Board. The nomination was approved through a shareholder proxy vote held on March 24, 2011.

6.  Securities Transactions

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2011, were $31,390,517 and $21,538,159, respectively.  No purchases and sales of government securities occurred during the period.

7.  Real Estate Industry Risk

Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

8.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

9.  Results of Shareholder Meeting

At a meeting held on February 15, 2011, the Board of Trustees of the Trust approved: (1) a new investment advisory agreement by and between the Fund and Ascent Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser; pursuant to which the Adviser will continue to act as investment adviser with respect to the assets of the Fund on substantially the same terms as under the current investment advisory agreement, after the acquisition of control of the Adviser by Ascent Investment Partners, LLC (the “Acquiror”); (2) an amendment to the Fund’s Agreement and Declaration of Trust (the “Declaration”) to eliminate the classification of the Board of Trustees and to provide that all Trustees shall serve until the termination of the Fund, or until such Trustee resigns or is removed; (3) to elect five Trustees to the Board of Trustees; and (4) the conversion of the Fund from a closed-end interval investment company to an open-end investment company (the “Conversion”), including in connection therewith: (a) changing the sub classification of the Fund from that of a closed-end investment company to that of an open-end investment company, (b) eliminating the Fund’s fundamental policy regarding quarterly repurchases, and (c) eliminating provisions in the Fund’s Declaration which discuss potential conversion of the Fund to an open-end investment company. On March 24, 2011, a special meeting of shareholders of the Fund was held and the changes were approved. The voting results of the special meeting of shareholders are shown below:

(1)  To approve a new investment advisory agreement.

Votes for the Resolution:	Votes against the Resolution:	Abstain:

438,586.104	1,435.848	63,363.605

(2) To approve the Fund's agreement and Declaration of Trust, to eliminate the   classification of the Board of Trustees and to provide that all Trustees shall serve until the termination of the Fund, or until such Trustee resigns or is removed.

Votes for the Resolution:	Votes against the Resolution:	Abstain:

437,745.432	2,276.520	63,363.605

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

(3) To elect five Trustees.

	Votes for the Resolution:	Withheld:
Anthony J. Hertl	439,040.092	981.860
William C. Steward	439,040.092	981.860
Walter S. Schacht	439,040.092	981.860
James S. Vitalie	439,040.092	981.860
Randolph S. Lewis	439,040.092	981.860

(4)  To approve the conversion of the Fund from a closed-end interval investment company to an open-end investment company.

Votes for the Resolution:	Votes against the Resolution:	Abstain:

438,586.104	1,435.848	63,363.605

10.  New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact the update will have on its financial statement disclosures.

11.  Subsequent Events

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued.

GLOBAL REAL ESTATE INVESTMENTS FUND
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

At meetings held on April 5, 2011 and May 16, 2011, the previous Board of Trustees of the Trust approved the following: (1) the reorganization of the Global Real Estate Investments Fund (the "Target Fund") to The Saratoga Advantage Trust by transferring all of the assets and liabilities of the Target Fund to a newly formed portfolio of The Saratoga Advantage Trust (the “Acquiring Fund”) with substantially the same investment objective, principal investment strategies and risks as the Target Fund.  The Acquiring Fund will employ the same investment adviser and portfolio managers as the Target Fund. Based on current expenses of the Target Fund and estimated expenses of the Acquiring Fund, it is expected that the Manager will bear all or substantially all of the Reorganization expenses subject to the terms of the expense limitation agreement.  On July 28, 2011, a special meeting of shareholders of the Fund was held and the changes were approved. The voting result of the special meeting of shareholders is shown below:

(1)  To approve an Agreement and Plan of Reorganization, providing for (a) the transfer of all of the assets and liabilities of the Target Fund to the James Alpha Global Real Estate Investments Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust, in exchange for Class A shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

Votes for the Resolution:	Votes against the Resolution:	Abstain:

460,914.762	231.271	868.407

As of August 1, 2011, the Fund, now Class A shares of James Alpha Global Real Estate Investments Portfolio, was incorporated into The Saratoga Advantage Trust. Some of the resulting changes are displayed in the table at the beginning of Notes to the Financial Statements.

Please see the Prospectus dated August 1, 2011 for further details of the reorganization.

GLOBAL REAL ESTATE INVESTMENTS FUND
ADDITIONAL INFORMATION (Unaudited)
June 30, 2011

Federal Tax Disclosure

The percentage of dividend income the Fund distributed for the year ended December 31, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 11.40%.

The percentage of income the Fund distributed for the year ended December 31, 2010, designated as qualified dividends-received deduction available to corporate shareholders, is 0.67%.

The percentage of taxable ordinary income distributions that is designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund is 69.20%.

Additional Information Applicable to Foreign Shareholders Only

The Fund designated 0.06% of ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2010.

Proxy Voting

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Shareholder Services at 1-866-622-3864 and requesting a copy of the Statement of Additional Information (SAI) and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov (access Form N-1A).  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling Shareholder Services at 1-866-622-3864 or by accessing the SEC's website at www.sec.gov.

Disclosure of Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available, without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling 1-866-622-3864.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC 0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to www.publicinfosec.gov.

GLOBAL REAL ESTATE INVESTMENTS FUND
ADDITIONAL INFORMATION (Unaudited)
June 30, 2011

A complete copy of the Fund’s portfolio holdings will also be available on or about 60 days following each quarter-end on the Fund’s website at www.AscentRE.com.

Fund Prospectuses

The Fund prospectuses can be downloaded online at www.AscentRE.com or can be received by calling the Fund at 1-866-622-3864.

GLOBAL REAL ESTATE
INVESTMENTS FUND*

* EFFECTIVE AUGUST 1, 2011, THIS FUND EXISTS AS JAMES ALPHA GLOBAL REAL ESTATE
INVESTMENTS PORTFOLIO, A SERIES OF THE SARATOGA ADVANTAGE TRUST.

5251 DTC Parkway, Suite 935
Greenwood Village, CO 80111

INVESTMENT ADVISOR
Ascent Investment Advisors, LLC
5251 DTC Parkway, Suite 935
Greenwood Village, CO 80111

DISTIBUTOR
(Effective August 1, 2011)
Northern Lights Distributors, LLC
4020 S. 147th Street
Omaha, NE 68137

ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT
(Effective August 1, 2011)
Gemini Fund Services, LLC
450 Wireless Blvd.
Hauppauge, NY 11788

CUSTODIAN
(Effective August 1, 2011)
Bank of NY Mellon
1 Wall Street, 25th Floor
New York, NY 10286

LEGAL COUNSEL
(Effective August 1, 2011)
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

TOLL FREE TELEPHONE NUMBER:
1-866-622-3864

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund does not have a formal policy regarding shareholder nominations because the Board of Trustees believes that such a policy is unnecessary in light of the leadership structure of the Fund, and the fact that the Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised entirely of Independent Trustees.  Although the Nominating Committee does not have a formal policy regarding shareholder nominations, it may review shareholders’ nominations to fill vacancies on the Board.  While the Nominating Committee will consider candidates timely recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected. Such recommendation must be received a reasonable time before the Fund begins to print and send its proxy materials for any planned meeting of shareholders.

In evaluating nominees to the Board, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.  In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board of Trustees believes that to be recommended as a nominee, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) must be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Trustees and to enhance his or her knowledge of the Fund’s business.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(a) (1) Code of Ethics. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Global Real Estate Investments Fund

By (Signature and Title) /s/ Andrew J. Duffy
                                                 Andrew J. Duffy, President

Date  September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Andrew J. Duffy
                                                 Andrew J. Duffy, President

Date  September 7, 2011

By (Signature and Title) /s/ Randolph S. Lewis
                                                 Randolph S. Lewis, Treasurer

Date  September 7, 2011